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                                                              EXHIBIT 10(iii).18

                                SAFEWAY EXECUTIVE
                           DEFERRED COMPENSATION PLAN


                     WHEREAS, Safeway Inc., a Delaware corporation (the "Company") desires to establish the Safeway Executive Deferred Compensation Plan to provide supplemental retirement income benefits for a select group of management and highly compensated employees through deferrals of salary and incentive compensation as well as Company contributions, effective as of November 1, 1999.

                     NOW, THEREFORE, effective as of November 1, 1999, the Plan is hereby adopted to read as follows:

                                   ARTICLE I.

                              TITLE AND DEFINITIONS

                 1.1 Title.

                     This Plan shall be known as the Safeway Executive Deferred Compensation Plan.

                 1.2 Definitions.

                     Whenever the following words and phrases are used in this Plan, with the first letter capitalized, they shall have the meanings specified below.

                 (a) "Account" or "Accounts" shall mean a Participant's Deferred Account, 401(k) Excess Account and/or Company Discretionary Contribution Account.

                 (b) "Base Salary" shall mean a Participant's annual base salary, excluding bonus, incentive and all other remuneration for services rendered to the Company, prior to reduction for any salary contributions to a plan established pursuant to Section 125 of the Code or qualified pursuant to
Section 401(k) of the Code.

                 (c) "Beneficiary" or "Beneficiaries" shall mean the person or persons, including a trustee, personal representative or other fiduciary, last designated in writing by a Participant in accordance with the procedures established by the Committee to receive the benefits specified hereunder in the event of the Participant's death. However, no designation of a Beneficiary other than the Participant's spouse shall be valid unless consented in writing by such spouse. No Beneficiary designation shall become effective until it is filed with the Committee. Any designation shall be revocable at any time through a written instrument filed by the Participant with the Committee with or without the consent of the previous Beneficiary. If there is no Beneficiary designation in effect, or the designated beneficiary does not survive the Participant, then the Participant's spouse shall be the Beneficiary. If there is no surviving spouse, the duly appointed and currently acting personal representative of the Participant's estate (which shall include either the Participant's probate estate or living trust) shall be the Beneficiary. In any case where there is no such personal representative of the Participant's estate duly appointed and acting in that capacity within 90 days after the Participant's death (or such extended period as the Committee determines is reasonably necessary to allow such personal representative to be



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appointed, but not to exceed 180 days after the Participant's death), then
Beneficiary shall mean the person or persons who can verify by affidavit or court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder. In the event any amount is payable under the Plan to a minor, payment shall not be made to the minor, but instead be paid (a) to that person's living parent(s) to act as custodian, (b) if that person's parents are then divorced, and one parent is the sole custodial parent, to such custodial parent, or (c) if no parent of that person is then living, to a custodian selected by the Committee to hold the funds for the minor under the Uniform Transfers or Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living and the Committee decides not to select another custodian to hold the funds for the minor, then payment shall be made to the duly appointed and currently acting guardian of the estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor. Payment by the Company pursuant to any unrevoked Beneficiary designation, or to the Participant's estate if no such designation exists, of all benefits owed hereunder shall terminate any and all liability of the Company.

                 (d) "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

                 (e) "Bonuses" shall mean the incentive compensation earned during the Company's fiscal year.

                 (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (g) "Committee" shall mean the Committee appointed by the Board to administer the Plan in accordance with Article VII.

                 (h) "Company" shall mean Safeway Inc. and any successor corporations. Company shall also include each corporation which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which Safeway Inc. is a component member, if the Board provides that such corporation shall participate in the Plan and such corporation's governing board of directors adopts this Plan.

                 (i) "Company Discretionary Contribution Account" shall mean the bookkeeping account maintained by Company for each Participant that is credited with an amount equal to the Company Discretionary Amount, if any, and earnings and losses pursuant to Section 4.2.

                 (j) "Company Discretionary Contributions" shall mean, for each Participant for a Plan Year, an additional discretionary amount allocated to a Participant under this Plan as determined by the Committee. Such amount may differ from Participant to Participant both in amount, including no contribution, and as a percentage of Compensation.

                 (k) "Compensation" shall mean Base Salary, and Bonuses that the Participant is entitled to receive for services rendered to the Company.

                 (l) "Deferred Amount" shall mean the bookkeeping account maintained by the Committee for each Participant that is credited with amounts equal to (1) the portion of the



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Participant's Compensation that he or she elects to defer pursuant to Section
3.1, and (2) the Interest Rate pursuant to Section 4.1(b).

                 (m) "Disability" shall mean a "disability" as defined in the Company's long-term disability plan, as then in effect.

                 (n) "Distributable Amount" shall mean the sum of the vested balance of a Participant's Deferred Account, 401(k) Excess Account and Company Discretionary Contribution Account.

                 (o) "Early Distribution" shall mean an election by a Participant in accordance with Section 6.2 to receive a withdrawal of amounts from his or her Deferral Account, 401(k) Excess Account and Company Discretionary Contribution Account prior to the time in which such Participant would otherwise be entitled to such amounts.

                 (p) "Effective Date" shall mean November 1, 1999.

                 (q) "Eligible Employee" shall mean individuals selected by the Committee from those employees of the Company (i) at the level of "director" or above and/or who are eligible to participate in the director level bonus plan, and (ii) whose potential maximum Compensation for a Calendar Year is at least $100,000, as adjusted by the Committee from time to time. The Committee may, in its sole discretion, select such other individuals to participate in the Plan who do not otherwise meet the foregoing criteria.

                 (r) "401(k) Excess Account" shall mean the bookkeeping account maintained by the Committee for each Participant that is credited with amounts equal to (1) the Participant's 401(k) Excess Contributions, and (2) the Interest Rate pursuant to Section 4.3(b).

                 (s) "401(k) Excess" shall mean the amount, if any, limited by or distributable to a Participant from the 401(k) Plan by reason of Code Section 401(k)(8) and the regulations issued thereunder, or which may not be contributed to the 401(k) Plan by reason of the limitations set forth in Code Section 402(g).

                 (t) "401(k) Plan" shall mean the defined contribution plan, if any, maintained by the Company under Code Section 401(k), as in effect from time to time.

                 (u) "Fund" or "Funds" shall mean one or more of the investment funds selected by the Committee pursuant to Section 3.2(b).

                 (v) "Hardship Distribution" shall mean a severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or of his or her Dependent (as defined in Section 152(a) of the Code), (ii) loss of a Participant's property due to casualty, or
(iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that would constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, a Hardship Distribution may not be made to the extent that such hardship is or may be relieved (A) through reimbursement or compensation by insurance or otherwise, (B) by liquidation of the Participant's



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assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or (C) by cessation of deferrals under this Plan.

                 (w) "Initial Election Period" for an Eligible Employee on the Effective Date shall mean the period ending October 27, 1999 and for each other Eligible Employee the 30-day period following the time an individual receives notice of eligibility to participate in the Plan.

                 (x) "Interest Rate" shall mean, for each Fund, an amount equal to the net rate of gain or loss on the assets of such Fund during each month.

                 (y) "Participant" shall mean any Eligible Employee who becomes a Participant in accordance with Section 2.1

                 (z) "Payment Date" shall mean the time as soon as practicable after (1) the first day of the month following the end of the calendar quarter in which the Participant's employment terminates for any reason, or (2) the Scheduled Withdrawal Date.

                 (aa) "Plan" shall mean the Safeway Executive Deferred Compensation Plan set forth herein, now in effect, or as amended from time to time.

                 (bb) "Plan Year: shall mean the initial period beginning on November 1, 1999 and ending on December 31, 1999 and thereafter the 12 consecutive month period beginning on each January 1 and ending on each December 31.

                 (cc) "Retirement" shall mean a Participant's voluntary retirement from employment with the Company on or after age 55 in accordance with the Company's retirement policies as then in effect.

                 (dd) "Scheduled Withdrawal Date" shall be in January in the year elected by the Participant for an in-service withdrawal of all amounts of Compensation or 401(k) Excess deferred or Company Discretionary Contributions in a given Plan Year, and earnings and losses attributable thereto, as set forth on the election forms for such Plan Year; provided that the Scheduled Withdrawal Date for Company Discretionary Contributions shall not be sooner than two (2) years following the date the Participant becomes fully vested in any such contributions.

                 (ee) "Termination of Employment" shall mean the Participant ceasing to be an employee of the Company for reasons other than death, Disability or Retirement.

                 (ff) "Trust" shall mean the Safeway Executive Deferred Compensation Plan Trust.


                                  ARTICLE II.

                                 PARTICIPATION

                     An Eligible Employee shall become a Participant in the Plan by (1) electing to defer a portion of his or her Compensation in accordance with
Section 3.1, and (2) filing such other forms as the Committee may reasonably require for participation hereunder. An Eligible



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Employee who completes the requirements of the preceding sentence shall commence participation in this Plan as of the first day of the month in which Compensation is deferred.


                                  ARTICLE III.
                               DEFERRAL ELECTIONS

                 3.1 Elections to Defer Compensation.

                 (a) Initial Election Period. Subject to the provisions of
Article II, each Eligible Employee may defer Base Salary, Bonuses and/or 401(k) Excess by filing with the Committee an election that conforms to the requirements of this Section 3.1, on a form provided by the Committee, no later than the last day of his or her Initial Election Period.

                 (b) General Rule. The amount of Compensation which a Participant may elect to defer is such Compensation earned on or after the time at which the Participant elects to defer in accordance with Section 3.1(a) and shall be a flat dollar amount or a percentage of Base Salary and/or Bonus which shall not exceed 100% of the Participant's Base Salary and/or 100% of his Bonus, provided that the total amount deferred by a Participant shall be limited in any calendar year, if necessary, to satisfy the Employee's income and employment tax withholding obligations (including Social Security, unemployment and Medicare), and the Employee's employee benefit plan contribution requirements, as determined in the sole and absolute discretion of the Committee. The minimum contribution which may be made in any Plan Year by a Participant shall not be less than $5,000 ($2,500 in the initial Plan Year), provided such minimum contribution can be satisfied from either deferrals of Base Salary, Bonus and/or 401(k) Excess.

                 (c) Duration of Compensation Deferral Election. An Eligible Employee's initial election to defer Compensation or 401(k) Excess must be filed before the Initial Election Period and is to be effective for the next pay period. A Participant may modify or suspend his election to defer Compensation or 401(k) Excess effective as of each March 1, June 1 and October 1 of a Plan Year by filing such an election at least 30 days prior to the effective date of such modification or suspension. A Participant must file a new election for each subsequent Plan Year on or before December 1, which election shall be effective on the first day of the next following Plan Year. In the event a Participant fails to timely file an election, he should be deemed to have elected not to have deferred any Compensation or 401(k) Excess for any relevant period.

                 (d) Elections other than Elections during the Initial Election Period. Subject to the limitations of Section 3.1(b) above, any Eligible Employee who fails to elect to defer Compensation and/or 401(k) Excess during his or her Initial Election Period may subsequently become a Participant, and any Eligible Employee who has terminated a prior deferral election may elect to again defer Compensation and/or 401(k) Excess, by filing an election, on a form provided by the Committee, to defer Compensation as described in Sections 3.1(b) and 3.1(c) above. An election to defer Compensation and/or 401(k) Excess must be filed at least 30 days prior to the effective date of such election and will be effective for Compensation and/or 401(k) Excess earned during periods beginning after the effective date of such election.



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                 3.2 Investment Elections.

                 (a) At the time of making the deferral elections described in
Section 3.1, the Participant shall designate, on a form provided by the Committee, the types of investment funds the Participant's Account will be invested in for purposes of determining the amount of earnings to be credited to that Account. In making the designation pursuant to this Section 3.2, the Participant may specify that all or any multiple of his Deferral Account shall be deemed to be invested in one or more of the types of investment funds provided under the Plan. Effective as of the first day of the next calendar month a Participant may change the designation made under this Section 3.2 by filing an election, on a form provided by the Committee, at least five calendar days prior to the end of the month prior to the month in which such change will be effective. If a Participant fails to elect a type of fund under this Section 3.2, he or she shall be deemed to have elected the Money Market type of investment fund.

                 (b) Although the Participant may designate the type of investment funds in Section 3.2(a) above, the Committee shall not be bound by such designation. The Committee shall select from time to time, in its sole discretion, such investment funds to be the Funds available under the Plan. The Interest Rate of each such investment fund shall be used to determine the amount of earnings or losses to be credited to Participant's Account under Article IV.


                                  ARTICLE IV.

                           ACCOUNTS AND TRUST FUNDING

                 4.1 Deferral Accounts.

                     The Committee shall establish and maintain a Deferral Account for each Participant under the Plan. Each Participant's Deferral Account shall be further divided into separate subaccounts ("investment fund subaccounts"), each of which corresponds to a investment fund elected by the Participant pursuant to Section 3.2(a). A Participant's Deferral Account shall be credited as follows:

                 (a) Within five business days after each payroll date, the Committee shall credit the investment fund subaccounts of the Participant's Deferral Account with an amount equal to Compensation deferred by the Participant during each pay period in accordance with the Participant's election under Section 3.2(a); that is, the portion of the Participant's deferred Compensation that the Participant has elected to be deemed to be invested in a certain type of investment fund shall be credited to the investment fund subaccount corresponding to that investment fund;

                 (b) As of the last day of each month, each investment fund subaccount of a Participant's Deferral Account shall be credited with earnings or losses in an amount equal to that determined by multiplying the balance credited to such investment fund subaccount as of the last day of the preceding month plus contributions during the current month commencing on the date such contributions are credited to the investment fund subaccount by the Interest Rate for the corresponding fund selected by the Company pursuant to Section 3.2(b).



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                 (c) In the event that a Participant elects for a given Plan
Year's deferral of Compensation to have a Scheduled Withdrawal Date, all amounts attributed to the deferral of Compensation for such Plan Year shall be accounted for in a manner which allows separate accounting for the deferral of Compensation and investment gains and losses associated with such Plan Year's deferral of Compensation.

                 4.2 Company Discretionary Contribution Account.

                     The Committee shall establish and maintain a Company Discretionary Contribution Account for each Participant under the Plan, which shall be credited the amount of Company Discretionary Contributions, if any, contributed to the Plan on behalf of such Participant. Each Participant's Company Discretionary Contribution Account shall be further divided into separate investment fund subaccounts corresponding to the investment fund elected by the Participant pursuant to Section 3.2(a). A Participant's Company Discretionary Contribution Account shall be credited as follows:

                 (a) The Committee shall credit the investment fund subaccounts of the Participant's Company Discretionary Contribution Account with an amount equal to the Company Discretionary Contribution Amount, if any, applicable to that Participant, that is, the proportion of the Company Discretionary Contribution Amount, if any, which the Participant elected to be deemed to be invested in a certain type of investment fund shall be credited to the corresponding investment fund subaccount; and

                 (b) As of the last day of each month, each investment fund subaccount of a Participant's Company Discretionary Contribution Account shall be credited with earnings or losses in an amount equal to that determined by multiplying the balance credited to such investment fund subaccount as of the last day of the preceding month plus contributions during the current month commencing on the date such contributions are credited to the investment fund subaccount by the Interest Rate for the corresponding Fund selected by the Company pursuant to Section 3.2(b).

                 4.3 401(k) Excess Account.

                     The Committee shall establish and maintain a 401(k) Excess Account for each Participant under the Plan, which shall be credited the amount of 401(k) Excess, if any, contributed to the Plan on behalf of such Participant. Each Participant's 401(k) Excess Account shall be further divided into separate investment fund subaccounts corresponding to the investment fund elected by the Participant pursuant to Section 3.2(a). A Participant's 401(k) Excess Account shall be credited as follows:

                 (a) The Committee shall credit the investment fund subaccounts of the Participant's 401(k) Excess Account with an amount equal to the 401(k) Excess, if any, applicable to that Participant, that is, the proportion of the 401(k) Excess, if any, which the Participant elected to be deemed to be invested in a certain type of investment fund shall be credited to the corresponding investment fund subaccount; and

                 (b) As of the last day of each month, each investment fund subaccount of a Participant's 401(k) Excess Account shall be credited with earnings or losses in an amount equal



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to that determined by multiplying the balance credited to such investment fund subaccount as of the last day of the preceding month plus contributions during the current month commencing on the date such contributions are credited to the investment fund subaccount by the Interest Rate for the corresponding Fund selected by the Company pursuant to Section 3.2(b).

                 4.4 Trust Funding.

                     The Company has created the Trust to hold contributions made to this Plan. The Company shall contribute to the Trust an amount equal to the amount deferred by each Participant for the Plan Year.

                     Although the principal of the Trust and any earnings thereon shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan Participants and beneficiaries as set forth therein, neither the Participant nor their beneficiaries shall have any preferred claim on, or any beneficial ownership in, any assets of the Trust prior to the time such assets are paid to the Participants or beneficiaries as benefits and all rights created under this Plan shall be unsecured contractual rights of Plan Participants and beneficiaries against the Company. Any assets held in the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of insolvency as defined in Section 3 of the Trust.

                     Except as provided in Section 4.5, the assets of the Plan and Trust shall never inure to the benefit of the Company and the same shall be held for the exclusive purpose of providing benefits to Participants and their beneficiaries, other than reasonable expenses of administering the Plan and Trust.

                 4.5 Forfeitures.

                     The Company may use (i) forfeitures of any non-vested Company Discretionary Contributions, (ii) amounts forfeited under Section 6.2(d) upon Early Distribution, and (iii) amounts forfeited under Section 6.4, to pay expenses and costs associated with the administration of the Plan and Trust and/or to restore Participants' Accounts under Section 6.4.


                                   ARTICLE V.

                                     VESTING

                     A Participant's Deferral Account and 401(k) Excess Account shall be 100% vested at all times. A Participant's Company Discretionary Contribution Account, if any, shall be subject to such vesting schedule as the Committee may establish at the time the Company Discretionary Contributions are made to the Plan.



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                                  ARTICLE VI.

                                 DISTRIBUTIONS

                 6.1 Distribution of Accounts.

                 (a) Distribution upon Termination of Employment. Upon Termination of Employment or the death of the Participant while in the employ of the Company, the Distributable Amount shall be paid to the Participant (and after his or her death to his or her Beneficiary) in a lump sum on the Participant's Payment Date.

                 (b) Distribution upon Disability or Retirement. Upon the Disability or Retirement of the Participant from employment with the Company, the Distributable Amount shall be paid to the Participant in substantially equal quarterly installments over ten (10) years beginning on the Participant's Payment Date. An optional form of payment upon Disability or Retirement may be elected by the Participant on the form provided by Company at the time of his deferral election from among the following:

                               (1) Substantially equal quarterly installments
over five (5) years beginning on the Participant's Payment Date,

                               (2) Substantially equal quarterly installments
over fifteen (15) years beginning on the Participant's Payment Date, or

                               (3) A lump sum.

                               Notwithstanding, any provision to the contrary,
in the event a Participant's Distributable Amount is equal to or less than $50,000, such Distributable Amount shall be distributed to the Participant or his Beneficiary in a lump sum . A Participant may change his election with respect to the frequency of payment, provided such change in the frequency of payment occurs at least one year prior to the Participant's Termination of Employment because of Retirement.

                               The Participant's Accounts shall continue to be
credited with earnings pursuant to Section 4.1 of the Plan until all amounts credited to his or her Accounts under the Plan have been distributed.

                 (c) Distribution With Scheduled Withdrawal Date. In the case of a Participant who has elected a Scheduled Withdrawal Date for a distribution while still in the employ of the Company, such Participant shall receive his or her Distributable Amount, but only with respect to those deferrals of Compensation, 401(k) Excess and vested Company Discretionary Contributions and earnings on such amounts as shall have been elected by the Participant to be subject to the Scheduled Withdrawal Date in accordance with Section 1.2(y) of the Plan. A Participant's Scheduled Withdrawal Date with respect to amounts of Compensation and/or 401(k) Excess deferred in a given Plan Year be at least two
(2) years from the last day of the Plan Year for which such deferrals are made. A Participant's Scheduled Withdrawal Date with respect to Company Discretionary Contributions must be at least two (2) years after the Participant becomes fully vested in such Company Discretionary Contributions.



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                               Amounts to be distributed on a Scheduled
Withdrawal Date shall be paid in a lump sum, unless the Participant elects an optional form of payment. A Participant may elect an optional form of payment only if the amount to be distributed on the Scheduled Withdrawal Date exceeds $50,000. The Participant may elect the optional form of payment on the form provided by the Company at the time of his deferral election with respect to his deferrals of Compensation and/or 401(k) Excess and at the time he becomes fully vested in his Company Discretionary Contributions, if any. The optional forms of payments that the Participant may elect are payments in substantially equal quarterly installments over a period of two (2) years, three (3) years, four (4) years or five (5) years beginning on the Participant's Payment Date.

                               A Participant may extend the Scheduled Withdrawal
Date for the deferral of Compensation and Company Discretionary Contributions for any Plan Year, provided such extension occurs at least one year before the Scheduled Withdrawal Date and is for a period of not less than two (2) years from the Scheduled Withdrawal Date. The Participant shall have the right to modify any Scheduled Withdrawal Date only once, without the consent of the Committee. A Participant who has modified a Scheduled Withdrawal Date, may again once further modify the Scheduled Withdrawal Date, but only with the consent of the Committee.

                               In the event a Participant's Termination of
Employment prior to a Scheduled Withdrawal Date, the Participant's entire Distributable Amount will be paid as soon as practicable after the Termination of Employment in a lump sum. In the event of Participant's Disability or Retirement prior to a Scheduled Withdrawal Date, the Participant's entire Distributable Amount will be paid in accordance with Section 6.1(b).

                 (d) In the event a Participant dies after he has begun receiving distributions under Section 6.1(b) with a remaining balance in his or her Account, the balance shall be paid in a lump sum.

                 6.2 Early Distributions.

                     A Participant shall be permitted to elect an Early Distribution from his or her Deferral Account, 401(k) Excess Account and vested Company Discretionary Contribution Account prior to the Payment Date, subject to the following restrictions:

                 (a) The election to take an Early Distribution shall be made by filing a form provided by and filed with the Committee prior to the end of any calendar month.

                 (b) The amount of the Early Distribution shall in all cases be an amount not less than $10,000.

                 (c) The amount described in subsection (b) above shall be paid in a single cash lump sum as soon as practicable after the end of the calendar month in which the Early Distribution election is made.

                 (d) If a Participant requests an Early Distribution, 10% of the gross amount to be distributed shall be permanently forfeited and the Company shall have no obligation to the Participant or his Beneficiary with respect to such forfeited amount.



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                 (e) If a Participant receives an Early Distribution the
Participant will be ineligible to contribute deferrals to the Plan for the remainder of the Plan Year and for the next following Plan Year.

                 6.3 Hardship Distribution.

                     A Participant shall be permitted to elect a Hardship Distribution in accordance with Section 1.2(r) of the Plan prior to the Payment Date, subject to the following restrictions:

                 (a) The election to take a Hardship Distribution shall be made by filing form provided by and filed with Committee prior to the end of any calendar month.

                 (b) The Committee shall have made a determination that the requested distribution constitutes a Hardship Distribution in accordance with
Section 1.2(r) of the Plan.

                 (c) The amount determined by the Committee as a Hardship Distribution shall be paid in a single cash lump sum as soon as practicable after the end of the calendar month in which the Hardship Distribution election is made and approved by the Committee.

                 (d) If a Participant receives a Hardship Distribution, the Participant will be ineligible to contribute deferrals to the Plan, for the balance of the Plan Year and the following Plan Year.

                 6.4 Inability to Locate Participant.

                     In the event that the Committee is unable to locate a Participant or Beneficiary within two years following the required Payment Date, the amount allocated to the Participant's Account shall be forfeited. If, after such forfeiture, the Participant or Beneficiary later claims such benefit, such benefit shall be reinstated without interest or earnings, subject to applicable escheat laws.


                                  ARTICLE VII.

                                 ADMINISTRATION

                 7.1 Committee.

                     A Committee shall be appointed by, and serve at the pleasure of, the Board of Directors. The number of members comprising the Committee shall be determined by the Board which may from time to time vary the number of members. A member of the Committee may resign by delivering a written notice of resignation to the Board. The Board may remove any member by delivering a certified copy of its resolution of removal to such member. Vacancies in the membership of the Committee shall be filled promptly by the Board.



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                 7.2 Committee Action.

                     The Committee shall act at meetings by affirmative vote of a majority of the members of the Committee. Any action permitted to be taken at a meeting may be taken without a meeting if, prior to such action, a written consent to the action is signed by all members of the Committee and such written consent is filed with the minutes of the proceedings of the Committee. A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant. The Chairman or any other member or members of the Committee designated by the Chairman may execute any certificate or other written direction of behalf of the Committee.

                 7.3 Powers and Duties of the Committee.

                 (a) The Committee, on behalf of the Participants and their Beneficiaries, shall enforce the Plan in accordance with its terms, shall be charged with the general administration of the Plan, and shall have all powers necessary to accomplish its purposes as set forth herein, including, but not by way of limitation, the following:

                               (1) To select the funds in accordance with
Section 3.2(b) hereof;

                               (2) To construe and interpret the terms and
provisions of the Plan and to remedy any inconsistencies or ambiguities hereunder;

                               (3) To select employees eligible to participate
in the Plan;

                               (4) To compute and certify to the amount and kind
of benefits payable to Participants and their Beneficiaries;

                               (5) To maintain all records that may be necessary
for the administration of the Plan;

                               (6) To provide for the disclosure of all
information and the filing or provision of all reports and statements to Participants, Beneficiaries or governmental agencies as shall be required by law;

                               (7) To make and publish such rules for the
regulation of the Plan and procedures for the administration of the Plan as are not inconsistent with the terms hereof;

                               (8) To appoint a plan administrator or any other
agent, and to delegate to them such powers and duties in connection with the administration of the Plan as the Committee may from time to time prescribe; and

                               (9) To take all actions necessary for the
administration of the Plan.

                 7.4 Construction and Interpretation.

                     The Committee shall have full discretion to construe and interpret the terms and provisions of this Plan, which interpretations or construction shall be final and binding on all parties, including but not limited to the Company and any Participant or Beneficiary. The Committee shall administer such terms and provisions in a uniform and nondiscriminatory manner and in full accordance with any and all laws applicable to the Plan.

                 7.5 Information.

                     To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the Compensation of all Participants, their death or other events which cause termination of their participation in this Plan, and such other pertinent facts as the Committee may require.

                 7.6 Compensation, Expenses and Indemnity.

                 (a) The members of the Committee shall serve without compensation for their services hereunder.

                 (b) The Committee is authorized at the expense of the Company to employ such legal counsel and other advisors as it may deem advisable to assist in the performance of its duties hereunder. Expenses and fees in connection with the administration of the Plan shall be paid by the Company.

                 (c) To the extent permitted by applicable state law, the Company shall indemnify and save harmless the Committee and each member thereof, the Board of Directors and any delegate of the Committee who is an employee of the Company against any and all expenses, liabilities and claims, including legal fees to defend against such liabilities and claims arising out of their discharge in good faith of responsibilities under or incident to the Plan, other than expenses and liabilities arising out of willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or provided by the Company under any bylaw, agreement or otherwise, as such indemnities are permitted under state law.

                 7.7 Quarterly Statements.

                     Under procedures established by the Committee, a Participant shall receive a statement with respect to such Participant's Accounts on a quarterly basis as of each March 31, June 30, September 30 and December 31.

                 7.8 Disputes.

                 (a) Claim.

                               A person who believes that he or she is being
denied a benefit to which he or she is entitled under this Agreement (hereinafter referred to as "Claimant") may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the President of the Company at its then principal place of business.

                 (b) Claim Decision.

                     Upon receipt of a claim, the Company shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Company may, however, extend the reply period for an additional ninety (90) days for special circumstances.

                     If the claim is denied in whole or in part, the Company shall inform the Claimant in writing, using language calculated to be understood by the Claimant, setting forth: (i) the specified reason or reasons for such denial; (ii) the specific reference to pertinent provisions of this Agreement on which such denial is based; (iii) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or such information is necessary; (iv) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (v) the time limits for requesting a review under subsection (c).

                 (c) Request For Review.

                     With sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Committee review the determination of the Company. Such request must be addressed to the Secretary of the Company, as its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Committee. If the Claimant does not request a review within such sixty (60) day period, he or she shall be barred and estoppel from challenging the Company's determination.

                 (d) Review of Decision.

                     Within sixty (60) days after the Committee's receipt of a request for review, after considering all materials presented by the Claimant, the Committee will inform the Participant in writing, in a manner calculated to be understood by the Claimant, the decision setting forth the specific reasons for the decision contained specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Committee will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

                                 ARTICLE VIII.

                                 MISCELLANEOUS

                 8.1 Unsecured General Creditor.

                     Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Company. No assets of the Company shall be held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets shall be, and remain, the general unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future, and the rights of the Participants and Beneficiaries shall be no greater than those of unsecured general creditors. It is the intention of the Company that this Plan be unfunded for purposes of the Code and for purposes of Title I of ERISA.

                 8.2 Restriction Against Assignment.

                     The Company shall pay all amounts payable hereunder only to the person or persons designated by the Plan and not to any other person or corporation.

                 (a) No right, title or interest in the Plan or in any account may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. No right, title or interest in the Plan or in any Account shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                 (b) Notwithstanding the provisions of a subsection, a Participant's interest in his Account may be transferred by the Participant pursuant to a domestic relations order that constitutes a "qualified domestic relations order" as defined by the Code or Title 1 of ERISA.

                 8.3 Withholding.

                     There shall be deducted from each payment made under the Plan or any other Compensation payable to the Participant (or Beneficiary) all taxes which are required to be withheld by the Company in respect to such payment or this Plan. The Company shall have the right to reduce any payment (or compensation) by the amount of such of cash sufficient to provide the amount of said taxes.

                 8.4 Amendment, Modification, Suspension or Termination.

                     The Committee may amend, modify, suspend or terminate the Plan in whole or in part, except that no amendment, modification, suspension or termination shall have any retroactive effect to reduce any amounts allocated to a Participant's Accounts. In the event that this Plan is terminated, the amounts allocated to a Participant's Accounts shall be distributed to the Participant or, in the event of his or her death, his or her Beneficiary in a lump sum within thirty (30) days following the date of termination.

                 8.5 Governing Law.

                     This Plan shall be construed, governed and administered in accordance with the laws of the State of California.

                 8.6 Receipt of Release.

                     Any payment to a Participant or the Participant's Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Committee and the Company. The Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

                 8.7 Payments on Behalf of Persons Under Incapacity.

                     In the event that any amount becomes payable under the Plan to a person who, in the sole judgment of the Committee, is considered by reason of physical or mental condition to be unable to give a valid receipt therefore, the Committee may direct that such payment be made to any person found by the Committee, in its sole judgment, to have assumed the care of such person. Any payment made pursuant to such termination shall constitute a full release and discharge of the Committee and the Company.

                 8.8 Limitation of Rights and Employment Relationship

                     Neither the establishment of the Plan and Trust nor any modification thereof, nor the creating of any fund or account, nor the payment of any benefits shall be construed as giving to any Participant or other person any legal or equitable right against the Company or the trustee of the Trust except as provided in the Plan and Trust, and in no event shall the terms of employment of any Employee or Participant be modified or in any be effected by the provisions of the Plan and Trust.

                  8.9 Exempt ERISA Plan

                      The Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of management or highly compensated employees within the meaning of Sections 201, 301 and 401 of ERISA and therefore to be exempt from Parts 2, 3 and 4 of Title I of ERISA.

                 8.10 Notice

                      Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the General Counsel and Secretary of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

                 8.11 Errors and Misstatements

                      In the event of any misstatement or omission of fact by a Participant to the Committee or any clerical error resulting in payment of benefits in an incorrect amount, the Committee shall promptly cause the amount of future payments to be corrected upon discovery of the facts and shall pay or, if applicable, cause the Trustee to pay, the Participant or any other person entitled to payment under the Plan any underpayment in a lump sum or to recoup any overpayment from future payments to the participant or any other person entitled to payment under the Plan in such amounts as the Committee shall direct or to proceed against the Participant or any other person entitled to payment under the Plan for recovery of any such overpayment.

                 8.12 Pronouns and Plurality

                      The masculine pronoun shall include the feminine pronoun, and the singular the plural where the context so indicates.

                 8.13 Severability

                      In the event that any provision of the Plan shall be declared unenforceable or invalid for any reason, such unenforceability or invalidity shall not affect the remaining provisions of the Plan but shall be fully severable, and the Plan shall be construed and enforced as if such unenforceable or invalid provision had never been included herein.

                 8.14 Status

                      The establishment and maintenance of, or allocations and credits to, the Account of any Participant shall not vest in any Participant any right, title or interest in and to any Plan assets or benefits except at the time or times and upon the terms and conditions and to the extent expressly set forth in the Plan and in accordance with the terms of the Trust.

                 8.15 Headings.

                      Headings and subheadings in this Plan are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof.

                      IN WITNESS WHEREOF, the Company has caused this document to be executed by its duly authorized officer on this 1st day of November, 1999.



                                        By:  /s/ DICK W. GONZALES

                                        Its:  Senior Vice President

                                TABLE OF CONTENTS



                                                                                AGE
                                                                                ---
                                                                                C>
ARTICLE I.              TITle and definitions.....................................1

           1.1          Title.....................................................1
           1.2          Definitions...............................................1

ARTICLE II.             PARTICIPATION.............................................4

ARTICLE III.            DEFERRAL ELECTIONS........................................5

           3.1          Elections to Defer Compensation...........................5
           3.2          Investment Elections......................................6

ARTICLE IV.             ACCOUNTS AND TRUST FUNDING................................6

           4.1          Deferral Accounts.........................................6
           4.2          Company Discretionary Contribution Account................7
           4.3          401(k) Excess Account.....................................7
           4.4          Trust Funding.............................................8
           4.5          Forfeitures...............................................8

ARTICLE V.              VESTING...................................................8

ARTICLE VI.             DISTRIBUTIONS.............................................9

           6.1          Distribution of Accounts..................................9
           6.2          Early Distributions......................................10
           6.3          Hardship Distribution....................................11
           6.4          Inability to Locate Participant..........................11

ARTICLE VII.            ADMINISTRATION...........................................11

           7.1          Committee................................................11
           7.2          Committee Action.........................................12
           7.3          Powers and Duties of the Committee.......................12
           7.4          Construction and Interpretation..........................13
           7.5          Information..............................................13
           7.6          Compensation, Expenses and Indemnity.....................13
           7.7          Quarterly Statements.....................................13
           7.8          Disputes.................................................13

ARTICLE VIII.           15

           8.1          Unsecured General Creditor...............................15
           8.2          Restriction Against Assignment...........................15
           8.3          Withholding..............................................15
           8.4          Amendment, Modification, Suspension or Termination.......16
           8.5          Governing Law............................................16
           8.6          Receipt of Release.......................................16
           8.7          Payments on Behalf of Persons Under Incapacity...........16
           8.8          Limitation of Rights and Employment Relationship.........16
           8.9          Exempt ERISA Plan........................................17
           8.10         Notice...................................................17
           8.11         Errors and Misstatements.................................17
           8.12         Pronouns and Plurality...................................17
           8.13         Severability.............................................17
           8.14         Status.................................................. 17
           8.15         Headings.................................................18

                                SAFEWAY EXECUTIVE
                           DEFERRED COMPENSATION PLAN

                                            INITIAL PARTICIPANT INFORMATION FORM


[SAFEWAY LOGO]
                                            EXECUTIVE DEFERRED COMPENSATION PLAN
================================================================================

Participant Information:
(Please type or print legibly)

_________________________________       __________/________/_________________
Last Name, First Name                   Social Security Number

_________________________________       _____________________________________
Former Name, If applicable              Email Address

_________________________________       _____________________________________
Mailing Address*

_____________________________________________________________________________
City                          State             Zip

(___)_____________________    _____/____/_____    ___________________________
Home Phone                    Date of Birth       Mother's Maiden Name

(___)_____________________    _____/____/_____    ___________________________
Work Phone                    Date of Hire        Employee Number
                                                  (see "EMP, ID" on pay stub)

__________________________    ________________    ___________________________
Job Title                     Division            Work Location

_________________________________       _____________________________________
Signature                               Date

* Note: any discrepancies with address on file will be reported to the Company's Human Resources Department


          PLEASE SEND COMPLETED FORM TO TBG FINANCIAL DOCUMENT CENTER,
           2029 CENTURY PARK EAST, 37TH FLOOR, LOS ANGELES, CA 90067

                      NO FAXED FORMS ACCEPTED. QUESTIONS:
         CALL (800) 824-0040 M - F BETWEEN 7:00 A.M. AND 7:00 P.M. PST

                                                          DEFERRAL ELECTION FORM
[SAFEWAY LOGO]                   FOR THE PLAN YEAR JANUARY 1 - DECEMBER 31, 2000
                                            EXECUTIVE DEFERRED COMPENSATION PLAN

================================================================================
1. Subject to the minimum deferral requirement $5,000 for each Plan Year (to be satisfied from Base Salary and/or Bonus). I elect the following:

    A)  SALARY DEFERRAL

        I elect to defer the following portion (up to 100%) of my Base Salary commencing with Base Salary earned during the first pay period beginning on or after January 1, 2000, and continuing in effect through December 31, 2000 (select dollar amount or percentage):

                _______% (whole percentages only) OR

               $_______ per annum

    B)  BONUS DEFERRAL

        I elect to defer the following portion (up to 100%) of my Bonus earned in the Plan Year ending December 31, 2000 paid in the year 2001 (select one option):

                _______% (whole percentages only) OR

                _______% (whole percentages only) up to a maximum of $_____ OR

               $_______, if my bonus is less than this amount, 100% of my Bonus

    I understand that to defer the Salary and/or Bonus payable to me in subsequent Plan Years, I must make a separate election during the enrollment period prior to the Plan Year in which the compensation is earned. Deferrals are irrevocable for the Plan Year.

    C)  401(k) EXTENSION

        When I reach the maximum 401(k) limits, I want my contributions to now be deferred into Executive Deferred Compensation Plan at (select percentage):

                _______% (whole percentages only)

    D)  401(k) REFUND

        If it is determined that I must be refunded a portion of my Plan year 2000 401(k) deferrals (refunded in 2001) and I qualify for the minimum, I elect to defer the refund:

                             [ ] Yes        [ ] No

2.  DEFERRED COMPENSATION AGREEMENT

    I acknowledge that I understand the terms of the Plan. I hereby agree to defer the above specified amounts of my taxable compensation and to have that taxable compensation paid to me at a later date pursuant to the terms and conditions of the Plan which is incorporated herein by reference.

    A. I understand that no deferral election shall be effective if it will reduce my non-deferred compensation below the amount necessary to pay applicable FICA/Medicare and other employment taxes, employee benefit plan withholding, and income tax withholding.

    B. I understanding that I must submit a life insurance consent form with my initial Deferral Election Form. My failure to file this form may void the execution of this Deferral Election Form.

    C. I understand that the establishment of this Plan does not create a legal or equitable right or claim against the Company, except as expressly provided in the Plan, and in no event shall the terms of my employment be modified or in any way affected by the Plan. I further understand that the Plan is not an employment agreement and is not a guarantee of future compensation of employment.

    D. I understand that any Base Salary, Bonuses and/or 401(k) Contributions that I defer will remain an asset of the Company and subject to the claims of the general creditors of the Company, in the event of its bankruptcy or insolvency.

[ ] I do not wish to participate in the Executive Deferred Compensation Plan for this Plan Year.


___________________________________     ________________________________
Participant's Last Name, First Name     Participant's Signature
(please print or type)

___________________________________     ________________________________
Social Security Number                  Date


                 THIS FORM MUST BE RECEIVED BY OCTOBER 27, 1999


          PLEASE SEND COMPLETED FORM TO TBG FINANCIAL DOCUMENT CENTER,
           2029 CENTURY PARK EAST, 37TH FLOOR, LOS ANGELES, CA 90067

                      NO FAXED FORMS ACCEPTED. QUESTIONS:
         CALL (800) 824-0040 M - F BETWEEN 7:00 A.M. AND 7:00 P.M. PST

                                                        INVESTMENT ELECTION FORM
[SAFEWAY LOGO]
                                            EXECUTIVE DEFERRED COMPENSATION PLAN
--------------------------------------------------------------------------------
1.    Please select Plan Year(s)* this election will cover.

                              [ ] 1999 Plan year
                              [ ] 2000 Plan year
                              [ ] ALL YEARS (default)

This election affects all balances and future deferrals for the elected Plan Year(s).


2. I designate that all deferrals for the Plan Year(s) elected above be deemed to be invested in the funds(1) listed below and in the percentages indicate (percentages must total 100% and must be in whole numbers for any selected fund).


            --------------------------------------------------------
            INVESTMENT CATEGORY/FUND                      ALLOCATION
            --------------------------------------------------------
            AGGRESSIVE
            T. Rowe Price Science & Technology Trust     _________%
            AIM Mid Cap Growth Trust                     _________%
            Fidelity Overseas Trust                      _________%
            GROWTH
            Fidelity Mid Cap Blend Trust                 _________%
            T. Rowe Price Blue Chip Growth Trust         _________%
            GROWTH & INCOME
            Manufacturers Equity Index Trust             _________%
            Wellington Growth & Income Trust             _________%
            INCOME
            Miller Anderson & Sherrerd High Yield Trust  _________%
            Capital Guardian Diversified Bond Trust      _________%
            MULTI-ASSET
            Capital Guardian Income and Value Trust      _________%
            MONEY MARKET
            Manufacturers Money Market Trust             _________%
            -------------------------------------------------------
                                                         TOTAL 100%

 (1) Non-retail funds available only through variable life insurance products.


I understand each year's deferrals may have a different investment allocation.

I understand that I may change my investment allocation monthly by submitting an Investment Election Change Form to TBG Financial at least 5 days prior to the end of the calendar month. Changes are effective the first business day of the month after receipt by TBG Financial.



-------------------------------------    -------------------------------------
Participant's Last Name, First Name      Participant's Signature
(please print or type)

                        /     /
-----------------  ------------------    -------------------------------------
Date               Social Security       Contact Telephone Number or
                   Number                Email Address
                                         (for confirmation or receipt by
                                         TBG Financial)


 PLEASE SEND COMPLETED FORM TO TBG FINANCIAL DOCUMENT CENTER, 2029 CENTURY PARK
                    EAST, 37TH FLOOR, LOS ANGELES, CA 90067

     NO FAXED FORMS ACCEPTED. QUESTIONS: CALL (800) 824-0040 M - F BETWEEN
                          7:00 A.M. AND 7:00 P.M. PST

[SAFEWAY LOGO]                                        DISTRIBUTION ELECTION FORM
                                                                  2000 PLAN YEAR
                                            Executive Deferred Compensation Plan
--------------------------------------------------------------------------------
DEFAULT DISTRIBUTION UPON RETIREMENT/LONG-TERM DISABILITY
--------------------------------------------------------------------------------

If no election is on file, your deferral account balance attributable to the 2000 Plan Year will be distributed at retirement/long-term disability as follows:

     Account Balance more than $50,000................quarterly installments over 10 years

     Account balance equal to or less than $50,000....lump sum payment, regardless of election

If you ACCEPT this default, please read the General Information on the reverse, and then complete the Sign Here information at the bottom of this page.

If you wish to elect an OPTIONAL FORM OF DISTRIBUTION, please go to Optional Forms of Distribution - Instructions.

--------------------------------------------------------------------------------
OPTIONAL FORMS OF DISTRIBUTION - INSTRUCTIONS
--------------------------------------------------------------------------------

SCHEDULED IN-SERVICE WITHDRAWAL

-    READ      General Information on the reverse side of this page

-    COMPLETE  In-Service Withdrawal to elect year (while still employed) in which payment commences, and select distribution method

-    COMPLETE  Retirement Payment Method to elect form of payment in the event you retire/become disabled prior to the elected In-Service Withdrawal distribution date

-    SIGN      where indicated below

OPTIONAL FORM OF RETIREMENT/LONG-TERM DISABILITY DISTRIBUTION

The election to receive your 2000 Plan Year deferrals and earnings thereon at Termination is IRREVOCABLE.

-    READ      General Information on the reverse side of this page

-    COMPLETE  Retirement Payment Method to elect form of payment at retirement/long-term disability

-    SIGN      where indicated below

--------------------------------------------------------------------------------
OPTIONAL FORMS OF DISTRIBUTION - ELECTION
--------------------------------------------------------------------------------

IN-SERVICE DISTRIBUTION
--------------------------------------------------------------------------------
In-Service          Commencing 2 _ _ _ (enter 2003 or later)
Withdrawal          (Please read General Information on reverse side for
                    installment eligibility)
--------------------------------------------------------------------------------

RETIREMENT
--------------------------------------------------------------------------------
Retirement          Quarterly installments over [ ] 15 or [ ] 10 or [ ] 5 years,
Payment Method      or a [ ] lump sum (Please read General Information on
                    reverse side for installment eligibility)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SIGN HERE
--------------------------------------------------------------------------------

I have read the General Information on reverse side.


------------------------------------        ------------------------------------
Participant's Last Name, First Name         Participant's Signature
(please print or type)


------------------------------------        ------------------------------------
Social Security Number                      Date


          PLEASE SEND COMPLETED FORM TO TBG FINANCIAL DOCUMENT CENTER,
           2029 CENTURY PARK EAST, 37th FLOOR, LOS ANGELES, CA 90067
            NO FAXED FORMS ACCEPTED. QUESTIONS: CALL (800) 824-0040
                   M - F BETWEEN 7:00 A.M. AND 7:00 P.M. PST

                                                    BENEFICIARY DESIGNATION FORM

[SAFEWAY LOGO]                              Executive Deferred Compensation Plan
--------------------------------------------------------------------------------

I designate the following Primary Beneficiary(ies) to receive my Deferral Account balance if I die before I receive a full distribution of my Account under the Executive Deferred Compensation Plan.

----------------------------------------------------------------------------------------------------------------------
Primary Beneficiary(ies)                            (If more than one Primary Beneficiary, % Shares must total 100%)
----------------------------------------------------------------------------------------------------------------------
1. Name:            Social Security #:            Relationship:            Date of Birth:           % Share:

----------------------------------------------------------------------------------------------------------------------
OR (if applicable) Name of Trust and Trustee:     Tax I.D. # (if applicable):       Trust Date (if applicable):

----------------------------------------------------------------------------------------------------------------------
     Street Address:                              City:                    State:             Zip Code:

=======================================================================================================================
1. Name:            Social Security #:            Relationship:            Date of Birth:           % Share:

----------------------------------------------------------------------------------------------------------------------
OR (if applicable) Name of Trust and Trustee:     Tax I.D. # (if applicable):       Trust Date (if applicable):

----------------------------------------------------------------------------------------------------------------------
     Street Address:                              City:                    State:             Zip Code:

----------------------------------------------------------------------------------------------------------------------

If I outlive the above-designated Primary Beneficiary(ies), or if such Primary Beneficiary(ies) is/are legally unable to act as such, I designate that upon my death the following Contingent Beneficiary(ies) is/are to receive any undistributed balance of my Deferral Account under the Executive Deferred Compensation Plan.


----------------------------------------------------------------------------------------------------------------------
Contingent Beneficiary(ies) (optional)            (If more than one Contingent Beneficiary, % Shares must total 100%)
----------------------------------------------------------------------------------------------------------------------
1. Name:            Social Security #:            Relationship:            Date of Birth:           % Share:

----------------------------------------------------------------------------------------------------------------------
OR (if applicable) Name of Trust and Trustee:     Tax I.D. # (if applicable):       Trust Date (if applicable):

----------------------------------------------------------------------------------------------------------------------
     Street Address:                              City:                    State:             Zip Code:

=======================================================================================================================
1. Name:            Social Security #:            Relationship:            Date of Birth:           % Share:

----------------------------------------------------------------------------------------------------------------------
OR (if applicable) Name of Trust and Trustee:     Tax I.D. # (if applicable):       Trust Date (if applicable):

----------------------------------------------------------------------------------------------------------------------
     Street Address:                              City:                    State:             Zip Code:

----------------------------------------------------------------------------------------------------------------------

I understand that if I am married and have not designated my spouse as my sole Primary Beneficiary, my spouse must sign the consent below. This designation of beneficiary(ies) is for the following. (Please check the appropriate box:)


---------------------------------------------------     -------------------------------    -----------------
Participant's Last Name, First Name (print or type)     Participant's Signature            Date

---------------------------------------------------     -------------------------------
Participant's Social Security Number                    Participant's Telephone Number


I hereby certify that I am the spouse of the above Participant, and consent to the above-designated Primary Beneficiary(ies).

---------------------------------------------------     -------------------------------    -----------------
Spouse's Last Name, First Name (print or type)          Spouse's Signature                 Date

          PLEASE SEND COMPLETED FORM TO TBG FINANCIAL DOCUMENT CENTER,
           2029 CENTURY PARK EAST, 37TH FLOOR, LOS ANGELES, CA 90067
            NO FAXED FORMS ACCEPTED. QUESTIONS: CALL (800) 824-0040
                    M-F BETWEEN 7:00 A.M. AND 7:00 P.M., PST